UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2019

Aradigm Corporation

(Exact name of registrant as specified in its charter)

California	001-36480	94-3133088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3929 Point Eden Way, Hayward, California		94545
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 265-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on September 5, 2018, the Company received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company had not regained compliance with Nasdaq Listing Rule 5550(b)(2), which requires a minimum market value of listed securities of $35 million and that its common stock would be delisted from Nasdaq unless the Company timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”). The Company timely appealed the delisting determination and appeared before the Panel on November 8, 2018 in relation to its noncompliance with the market value of listed securities requirement set forth in Nasdaq Listing Rule 5550(b)(2) and the alternative requirements for stockholders’ equity and total revenues set forth in Nasdaq Listing Rules 5550(b)(1) and 5550(b)(3), respectively. On December 10, 2018, the Panel issued a decision granting the Company an exception to the continued listing requirements of the Nasdaq Listing Rules, conditioned upon the completion of specified steps and the Company’s demonstration of compliance with all requirements for continued listing on Nasdaq by February 15, 2019.

As previously reported, on January 10, 2019, the Company informed the staff of Nasdaq that the Company no longer believed it would be able to regain compliance with the requirements for continued listing on Nasdaq by February 15, 2019. On January 11, 2019, the Company received written notification from the Panel that the Panel had determined to delist the Company’s common stock (the “Common Stock”) from Nasdaq and that the suspension of trading in the Common Stock will be effective at the open of business on January 15, 2019. In its notification, the Panel also informed the Company that Nasdaq intends to file a Form 25 Notification of Delisting under Exchange Act Rule 12d2-2 (17 CFR 240.12d2-2) with the Securities and Exchange Commission (“SEC”) to delist the Common Stock after applicable appeals periods have lapsed. The Company does not intend to appeal the Panel’s determination to delist the Common Stock.

The Common Stock will begin trading on the OTCQB® Venture Market under its current trading symbol “ARDM” on January 15, 2019. The Company expects to remain a reporting company under the Securities Exchange Act of 1934 and generally to continue to file periodic and other reports with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION

Dated: January 14, 2019	By:	/s/ John M. Siebert
		Name:	John M. Siebert
		Title:	Executive Chairman, Interim Principal Executive Officer and Acting Principal Financial Officer